                  GUARANTY

     FOR VALUE RECEIVED, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Emeritus Properties V, Inc., a
Washington corporation, 3131 Elliott Avenue,
Suite 500, Seattle, Washington 98121
(hereinafter referred to as the "Debtor"), pursuant to that certain Credit Agreement dated as of May 1, 1997 (as amended and in effect from time to time, the "Credit
Agreement"), by and between the Debtor and High Yield Partners LLC (hereinafter referred to as the "Lender"), a Delaware limited liability company, c/o Hanseatic Corporation,
450 Park Avenue - Suite 2302, New York, New
York 10022 (hereinafter, together with its successors and assigns, called the "Lender"), by the Lender, the undersigned hereby absolutely and unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Debtor to the Lender howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due and the performance and observance of all terms, covenants, conditions, obligations and provisions to be performed, paid or observed by the Debtor to the Lender, in each case, under the Credit Agreement and the other Loan
Documents (all such obligations being
hereinafter collectively called the
"Liabilities"). To the fullest extent
permitted by law, the undersigned further agrees that the Liabilities may be increased, modified, amended, extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound upon this guaranty notwithstanding any increase, modification, amendment, extension or renewal of any Liability. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the undersigned), subject to discontinuance as to the undersigned only upon actual receipt by the Lender of written notice from such undersigned or any person duly authorized and acting on behalf of such undersigned of the discontinuance hereof as to such under-signed; provided, however, that no such notice of discontinuance shall affect or impair, any of the agreements and obligations of such undersigned hereunder with respect to any and all Liabilities existing prior to the time of actual receipt of such notice by the Lender, any and all Liabilities created or acquired thereafter pursuant to any commitments to the Debtor made by the Lender prior to the time of actual receipt of such notice by the Lender
(including, without limitation, all
commitments to lend any sums pursuant to the Credit Agreement), and any and all extensions or renewals of any of the foregoing, and any and all interest on any of the foregoing; and all of the agreements and obligations of such undersigned under this guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Liabilities (including any extensions or renewals of any thereof) and all such interest and expenses shall have been paid in full. Any such notice of discontinuance by or on behalf of any of the undersigned shall not affect or impair the obligations hereunder of any other of the undersigned.

     The undersigned further agree(s) that,
if at any time all or any part of any payment theretofore applied by the Lender to any of the Liabilities is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such

Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the
Lender, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Lender had not been made.

     The Lender, may, from time to time
whether before or after any discontinuance of this guaranty, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange, any of the Liabilities, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release or sub ordinate its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange, any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned for payment of any of the Liabilities, whether or not the Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities, and the undersigned will remain bound upon this guaranty notwithstanding any of the foregoing actions of the Lender.

     Any amount received by the Lender from
whatsoever source on account of the
Liabilities may be applied by it toward the payment of such of the Liabilities, and, subject to the terms of the Credit Agreement, in such order of application, as the Lender may from time to time elect; and, notwithstanding any payments made by or for the account of the undersigned pursuant to this guaranty, the undersigned shall not be subrogated to any rights of the Lender until such time as this guaranty shall have been discontinued as to the undersigned and the Lender shall have received payment of the full amount of all Liabilities and of all obligations of the undersigned hereunder.

     The undersigned for itself hereby
expressly waive(s): (a) acceptance and notice of the acceptance by the Lender of this guaranty, (b) notice of the existence or creation or non-payment or demand for payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing, (e) any present or future duty of the Lender to disclose material information regarding the Debtor and/or the Liabilities, and (f) trial by jury and the right thereto in any action or proceeding of any kind or nature, arising on, under or by reason of or relating in any way to this guaranty.

     The creation or existence from time to
time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized without notice to the undersigned and shall in no way affect or impair the rights of the Lender and the obligation of the undersigned under this guaranty.

     The Lender may, from time to time,
whether before or after any discontinuance of this guaranty, upon notice to the undersigned, assign or transfer any or all of the Liabilities; and, notwithstanding any assignment or transfer or any subsequent assignment or transfer thereof, such
Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Lender; provided, however, that, unless the Lender shall otherwise consent in writing
(which consent shall not impair this guaranty as to any and all of the undersigned), the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this guaranty, for the benefit of the Lender, as to those of the Liabilities which the Lender has not assigned or transferred.

     The obligations of the undersigned
hereunder shall not be affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Debtor under the provisions of the Credit Agreement or any other agreement or otherwise; (ii) any extension or renewal of any thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of the Credit Agreement or any other agreement; (iv) the creation, release of, or failure to perfect any security held by the Lender for the Liabilities or any of them; (v) the failure of the Lender to exercise any right or remedy against any other guarantor of the Liabilities; (vi) the exercise of rights by the Lender which prevent the undersigned from exercising its right of subrogation against the Debtor;
(vii) the failure of the Lender to file a claim in any bankruptcy or reorganization proceedings with respect to the Debtor or any other failure to collect the Liabilities or any of them from the Debtor; (viii) the running of any applicable statute of limitations with respect to the Liabilities or any portion thereof; or (ix) any other action or failure to take action by the Lender which under applicable law would act to release the Debtor regarding the Liabilities.

     The undersigned further agrees that this guaranty constitutes a guarantee of payment when due and not of collection, and, to the fullest extent permitted by law, waives any right to require that any resort be had by the Lender to any security held for payment of the Liabilities or to any balance or any deposit account or credit on the books of the Lender in favor of the Debtor or any other person.

     To the fullest extent permitted by law,
the obligations of the undersigned hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the
Liabilities or otherwise.

Without limiting the generality of the
foregoing, the obligations of the undersigned hereunder, to the fullest extent permitted by law, shall not be discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Liabilities, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the undersigned or would otherwise operate as a discharge of the undersigned as a matter of law or equity.

     In furtherance of the foregoing and not
in limitation of any other right which the Lender may have at law or in equity against the undersigned by virtue hereof, upon the failure of the Debtor to pay any of the Liabilities when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the undersigned hereby promises to and will, upon receipt of written demand by the Lender, forthwith pay, or cause to be paid, to the Lender in cash the amount of such unpaid
Liabilities.

     Any and all rights and claims of the
undersigned against the Debtor or any of its property, arising by reason of any payment by the undersigned to the Lender pursuant to the provisions of this guaranty, shall be subordinate and subject in right of payment to the prior payment in full of all Liabilities to the Lender.

     The undersigned hereby represents,
warrants and covenants to the Lender that:

     (a)  It is a corporation duly organized,
validly existing, and in good standing under the laws of the State of Washington and is duly qualified and in good standing in every other jurisdiction where it is doing business, and has full corporate power and authority to perform all its obligations under the Loan Documents to which it is a party.

     (b)  The execution and delivery by it of
the Loan Documents to which it is a party, the performance by it of its covenants and agreements under the Loan Documents to which it is a party, and the consummation by it of the transactions contemplated by the Loan
Documents to which it is a party, have been duly authorized by all necessary corporate action. Upon execution and delivery thereof, the Loan Documents to which it is a party shall constitute its legal, valid and binding obligation, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally as at the time in effect.

     (c)  Neither the execution and delivery
of the Loan Documents to which it is a party, nor the consummation by it of the transactions contemplated in the Loan
Documents to which it is a party, nor the performance by it of its obligations and exercise of its rights under the Loan
Documents to which it is a party, will
violate, be in conflict with or be prohibited or prevented by any provision of its certificate of incorporation or by-laws, any Requirement of Law or any other law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any Governmental
Authority binding upon it, or conflict with or result in any breach of or event of termination under any of the terms of, or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to, the terms of any contract or agreement to which it is a party or by which it or any of its properties or assets is bound. Without limiting the generality of the foregoing, all Consents required for the execution, delivery, performance of its obligations, and exercise of its rights under the Loan Documents to which it is a party, have been obtained and copies thereof have been furnished to the Lender.

     (d)  The obligations of the undersigned
to pay the obligations payable by the
undersigned hereunder, will, upon demand for payment by the Lender, constitute direct, unconditional and general obligations of the undersigned and rank in right of payment pari passu with all unsecured indebtedness and liabilities for borrowed money, or other obligations arising out of the extension of credit, of the undersigned, unless such other indebtedness is expressly subordinated to the obligations under the Loan Documents. The undersigned has not issued any such indebtedness or incurred any such liability or obligation which is subordinated to any other such indebtedness, liability or obligation but which will not be subordinated to the payment in full of any and all obligations under the Loan Documents.

     Any and all Indebtedness of the Debtor
to the undersigned, or to any Affiliate of the Debtor (not including the Lender), now or hereafter existing, together with any interest thereon, shall be, and such Indebtedness is, hereby deferred, postponed and subordinated to the prior, full and Non-
Contestable Payment and satisfaction of all Obligations of the Borrower to the Lender under the Credit Agreement, the Note, and the other Loan Documents. Payment and satisfaction of the Obligations shall be deemed "Non-Contestable Payment" only upon such payment and satisfaction and the expiration of all periods of time within which a claim for the recovery of a preferential payment, or fraudulent conveyance, or fraudulent transfer, in respect of payments received by the Lender as to the Obligations could be filed or asserted with: (A) no such claim having been filed or asserted, or (B) if so filed or asserted, the final, non-appealable decision of a court of competent jurisdiction denying the claim or assertion.

     At all times until the full and Non-
Contestable Payment and satisfaction of the Obligations of the Debtor to the Lender, neither the undersigned, nor any Affiliate thereof shall accept any payment or satisfaction for any kind of any Indebtedness of the Debtor to the undersigned, or any Affiliate thereof (not including the Lender), and hereby assigns such Indebtedness to the Lender, including, but not limited to, the right to file proofs of claim and to vote thereon in connection with any such case under the Bankruptcy Code, as now or hereafter in effect, and the right to vote on any plan of reorganization. In furtherance of the foregoing, the undersigned, and each Affiliate thereof, will immediately pay over to the Lender all amounts received by it in payment of any Indebtedness owed to it by the Debtor, in the precise form in which such amounts are received (with any endorsements thereon or assignments thereof as may be required by the Lender), for application to the Obligations in such order and relative amounts as the Lender determines in its sole discretion. In the event the undersigned, or any Affiliate thereof, fails to make any such endorsement or assignment to the Lender, the Lender or any of its officers or employees is hereby irrevocably authorized to do so on behalf of the undersigned, or any Affiliate thereof, as its attorney-in-fact and, until so paid over, such amounts shall be held in trust for the Lender.

     No delay on the part of the Lender in
the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification, amendment or waiver of any of the provisions of, nor any consent required by, this guaranty, nor any consent to any departure by the undersigned therefrom, be binding upon the Lender except as expressly set forth in a writing duly signed and delivered by a duly authorized representative of the Lender and then such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the undersigned in any case shall entitle the undersigned to any other or further notice or demand in the same, similar or other circumstances. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender or impair the obligation of the undersigned under this guaranty. For the purposes of this guaranty, Liabilities shall include, without limitation, all obligations of the Debtor to the Lender under the Credit Agreement and the other Loan Documents, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

     This guaranty shall be binding upon the
undersigned, and upon the successors and assigns of the undersigned; and to the extent that the Debtor or any of the undersigned is either a partnership, joint venture, limited liability company or a corporation, all references herein to the Debtor and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, joint venture, limited liability company or corporation.

     Without limiting any other provision
herein, in the event there is more than one guarantor with respect to the Liabilities, the obligations of the undersigned and each such other guarantor shall be joint and several; and the granting of a release of liability to any one such guarantor shall be effective solely with respect to the guarantor so released and shall not in any manner affect the liability of any other such guarantor. Any prior or subsequent guaranty to the Lender shall not be deemed to be in lieu of or to supersede or terminate this Guaranty but shall be construed as an additional or supplementary guaranty.

     No right, power or remedy herein
conferred upon or reserved to the Lender is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of the Lender pursuant to this guaranty, the Credit
Agreement, or the Note or now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to every other right, power or remedy pursuant to this guaranty, or any note, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

     All notices, requests or instructions
hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by telecopy (or like transmission), as follows:

          (1)  if to the undersigned:

               3131 Elliot Avenue
               Suite 500
               Seattle, Washington 98121
               Attention: Raymond R.
Brandstrom

               Telecopy Number: (206) 301-
4500

               with a copy to:

               Randi Nathanson, Esq.
               The Nathanson Group
               1411 Fourth Avenue
               Suite 905
               Seattle, Washington 98101

               Telecopy Number: (206) 623-
1738

          (2)  if to the Lender:

               450 Park Avenue - Suite 2302
               New York, New York 10022
               Attention: Paul A. Biddelman

               Telecopy Number: (212) 223-
2425

               with a copy to:

                         Howard Kailes, Esq.
                                   Krugman
Chapnick & Grimshaw LLP
                                  Park 80
West - Plaza Two
                                  Saddle
Brook, New Jersey  07663

               Telecopy Number: (201) 845-
9627


Any notice so addressed and mailed shall be deemed to be given five Business Days after deposit in the mails. Any notices addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any of the above addresses or telecopy numbers may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

     Each representation, warranty, covenant
and agreement herein contained, or contained in any certificate delivered pursuant hereto, shall survive the making by the Lender of all loans and advances under the Credit Agreement and the execution and delivery to the Lender of any note, notwithstanding any investigation at any time made by or on behalf of any party, and shall continue in full force and effect so long as any of the Liabilities are outstanding and unpaid.

     This guaranty shall be construed in
accordance with and governed by the laws of the State of New York. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.


SIGNED AND DELIVERED AT Seattle, Washington, this 1st day of April, 1997.


                      GUARANTOR:

                      EMERITUS CORPORATION



                      By:  /s/ Raymond R.
Brandstrom

-----------------------------------------

Name:  Raymond R. Brandstrom

Title:    President

                           3131 Elliott
Avenue
                           Suite 500
                                 Seattle,
Washington 98121















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